UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 11, 2010

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure

Frank C. Condella, Jr., president and chief executive officer of Columbia Laboratories, Inc. (the “Company”), and Lawrence A. Gyenes, the Company’s senior vice president and chief financial officer, will present to various investors beginning in August, 2010. A copy of the presentation materials are furnished as Exhibit 99.1 hereto and are incorporated herein by reference. This presentation will first be made on August 11, 2010, during one-on-one investor meetings.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events

None

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1*
Presentation materials to be used by Frank C. Condella, Jr., and Lawrence A. Gyenes, president and chief executive officer and senior vice president and chief financial officer, respectively, of Columbia Laboratories, Inc., during presentations in August, 2010.

*  The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 2010

COLUMBIA LABORATORIES, INC.

By: /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer
& Treasurer

Exhibit Index

Exhibit No.	Description
99.1*
Presentation materials to be used by Frank C. Condella, Jr., and Lawrence A. Gyenes, president and chief executive officer and senior vice president and chief financial officer, respectively, of Columbia Laboratories, Inc., during presentations in August, 2010.

*  The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.